UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024

GARRETT MOTION INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16 Rolle, Switzerland	1180
(Address of Principal Executive Offices)	(Zip Code)

+41 21 695 30 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2024, the board of directors (the “Board”) of Garrett Motion Inc. (the “Company”) announced the appointment of Mr. Paul A. Camuti to the Board. Mr. Camuti brings to the Board over 30 years of experience in innovation and technology, with a significant focus on the industrial sector. Since 2020, he has served as Executive Vice President, Chief Technology and Sustainability Officer of Trane Technologies, overseeing the company’s technical strategy, innovation practices, and sustainability efforts. Prior to Trane Technologies, a spin-off from Ingersoll Rand, Mr. Camuti held several senior executive positions of increasing responsibility at Ingersoll Rand, including Sr. Vice President Innovation and Chief Technology Officer, since 2011. He joined Ingersoll Rand after having served in several senior technology and business leadership roles at Siemens AG.

The Board has determined that Mr. Camuti qualifies as an independent director in accordance with the requirements of the Nasdaq Stock Exchange. At the time of this current report, the Board has not determined any committees of the Board to which Mr. Camuti may be named.

There are no other arrangements or understandings between Mr. Camuti and any other persons pursuant to which Mr. Camuti was selected as a director, and there are no transactions in which Mr. Camuti has an interest in which requires disclosure under Item 404(a) of Regulation S-K.

Additionally, on February 9, 2024, Mr. John Petry notified the Board of his intention to resign from the Board, including the Nominating and Governance Committee of the Board, effective immediately. Mr. Petry’s resignation was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the operations, policies or practices of the Company.

A copy of the press release issued by the Company announcing the foregoing changes to the Board is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Garrett Motion Inc., dated February 12, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRETT MOTION INC.

Date: February 12, 2024	By:	/s/ Sean Deason
	Name:	Sean Deason
	Title:	Senior Vice President and Chief Financial Officer